                     SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   April 26, 1995



                            PP&L Resources, Inc.
___________________________________________________________________________
          (Exact name of registrant as specified in its charter)



         PENNSYLVANIA                   1-11459            23-2758192
___________________________________________________________________________
  (State or other jurisdiction       (Commission         (IRS Employer
        of incorporation)            File Number)        Identification
                                                               No.)



      TWO NORTH NINTH STREET, ALLENTOWN, PA.               18101-1179
___________________________________________________________________________
     (Address of principal executive offices)              (Zip Code)



Registrant's telephone number,including area code 610-774-5151



___________________________________________________________________________
      (Former name or former address, if changed since last report.)



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Item 5.	Other Events




	Effective April 27, 1995, PP&L Resources, Inc. (Resources), a Pennsylvania corporation which had been a wholly-owned subsidiary of Pennsylvania Power & Light Company (PP&L), became the parent holding company of PP&L. This restructuring was approved by PP&L's shareowners at PP&L's 1995 Annual Meeting on April 26, 1995. As of the effective date, the holders of PP&L Common Stock automatically became holders of Resources Common Stock and the present stock certificates representing PP&L Common Stock automatically represent Resources Common Stock.

	The purpose of this restructuring is to take advantage of new business opportunities. As a part of this restructuring, Power Markets Development Company, which was incorporated by PP&L to take advantage of opportunities in the building and operation of power plants in North America and elsewhere, became a direct subsidiary of Resources. Other subsidiaries may be formed to take advantage of new business opportunities.


                                SIGNATURE

	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                  PENNSYLVANIA POWER & LIGHT COMPANY


                                  by       /s/ R. E. Hill
                                               R. E. Hill
                                         Senior Vice President -
                                         Financial and Treasurer


Date:  April 27, 1995